Exhibit 99.1
Welcome to the HickoryTech
Annual Shareholders’ Meeting
May 12, 2009

Forward Looking Statement
 Information set forth in this presentation contains financial estimates and other forward-looking statements that are
 subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a
 result of new information, future events or otherwise. You
 are cautioned not to place undue reliance on these forward-
 looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the
 Securities and Exchange Commission. HickoryTech
 disclaims any obligation to update and revise statements
 contained in this presentation based on new information or
 otherwise.

Agenda
1. Business Meeting
2. Company Overview
3. Financial Highlights
4. Questions

Audit	Compensation	Corporate Development / Finance	Governance Nominating
James Bracke	Chairman of Board				■
Dale Parker	Vice Chairman	■		■	■
Robert Alton	Director	■			
Lyle Bosacker	Director	■		■	
Myrita Craig	Director		■	■	
Diane Dewbrey	Director		■		
John Finke	Director				
Lyle Jacobson	Director		■		
Wynn Kearney	Director		■		■
Starr Kirklin	Director			■	■

HickoryTech

Board of Directors

A Tribute to a Leader and Friend
Remembering Tom Borchert,
a leader and friend.
Tom was an instrumental
leader to HickoryTech for 44
years where he began his
career as an installer, moved
into several leadership roles
and later became president of
our Telecom Sector in 1984.
Tom continued to lead us until
he retired in 1997.

Business Meeting
• Proposal 1: Election of Directors
 - Lyle Bosacker
 - Myrita Craig
 - John Finke
• Vote
• Adjourn Business Meeting

Name	Position
David Christensen	Sr. Vice President and CFO
Damon Dutz	Corp. VP, President, Consumer & Network Solutions
Mary Jacobs	Corp. VP, Vice President, Human Resources
John Morton	Corp. VP, President, Business Solutions
Lane Nordquist	Corp. VP, President, Information Solutions
Walt Prahl	Corp. VP, President, Wholesale Solutions & Bus. Develop.
Jennifer Spaude	Director, Investor and Public Relations

HickoryTech

Executive Team

Ely
Virginia
Babbitt
Hibbing
Eveleth
Grand Rapids
Duluth
Superior
Fargo
Brainerd
Minneapolis / St. Paul
St. Cloud
Shakopee
Farmington
Faribault
Eau Claire
Red Wing
Owatonna
Mankato
Winona
La Crosse
Rochester
Sioux Falls
Rock Rapids
Austin
Albert Lea
Hull
Urbandale
Des Moines
HickoryTech Fiber Network
Extended Fiber Network
Community Fiber Ring
Backbone POP
ILEC Service Areas
CLEC Service Areas
HickoryTech

HickoryTech Service Area

2008 Business Highlights
• Growth in Enventis recurring services and
 broadband services
• Investments made in organic growth to support
 business-to-business and broadband focus
• Reduced debt, increased dividend,
 repurchased shares
• High level of recurring monthly revenue

Enventis
$58.0M
44%
Telecom
$74.9M
56%
Enventis
$79.8M
51%
Telecom
$76.8M
49%
Enventis
$80 M
52%
Telecom
$73.2M
48%

HickoryTech

Revenue by Business Sector
Strategic diversification: manage Telecom Sector declines,
while growing Enventis Sector
2006 Revenue
$132.9M
2007 Revenue
$156.6M
2008 Revenue
$153.2M

Enventis
Transport Services
16%
Telecom Network
Access
17%
Enventis
Network
Services
8%
Telecom
Local Service
11%
Telecom
Broadband
7%
Enventis
Equipment
28%
Telecom Other
13%

HickoryTech

2008 Revenue Diversification
Strong focus on recurring revenues and diversification

Revenue

$132.9
$156.6
$154.7
$153.2
2006
2007
2008

$2.3
$8.6
$7.5
$8.0
2006
2007
2008

Strategic growth in recurring revenues:

- Broadband services
- ENS services
- Transport services

HickoryTech

2008 Company Results
(Dollars in Millions)
Net Income
Excludes the one-time $1.9 million
carrier settlement in 2Q-2007

(Dollars in Millions)

$34
$42.2
$40.3
$40.8
2006
2007
2008

Decline in Telecom EBITDA offset by growth in Enventis EBITDA

Debt

$143.1
$129.2
$127
2006
2007
2008

Continued debt reduction while investing in business growth opportunities

HickoryTech

2008 Company Results
EBITDA
Excludes the one-time $1.9 million
carrier settlement in 2Q-2007

Strategic Business Initiatives
Telecom Sector:
•Manage the network access decline
•Grow broadband services, market the bundle
•Leverage local customer service and community presence
•Maintain strong free cash flow
Enventis Sector:
•Grow monthly recurring revenue streams
•Grow services revenue and transport revenue
•Market and sell an integrated solution
•Focus on the SMB customer segment

Strategic initiative to expand SMB focus and product line

- CP Telecom is a privately held facilities based telecommunications provider
- Services include: local and long distance services, data services, Internet and web hosting
- Facilities: 23 colocations, a Minneapolis strategic POP and leased fiber network in Minneapolis
- Company has active sales agent distribution channel
- 36 employees based in Duluth and Minneapolis
- Projected synergies through circuit migration, billing system, agent sales channel

HickoryTech

CP Telecom Pending Acquisition

(Dollars in Millions)

$132.9
$156.6
$154.7
$153.2
2006
2007
2008

$2.3
$8.6
$7.5
$8.0
2006
2007
2008

$34.0
$42.2
$40.3
$40.8
2006
2007
2008

Debt

$143.1
$129.2
$127
2006
2007
2008

2008 Company Results
EBITDA
Net
Income
Revenue
Excludes the one-time $1.9 million
carrier settlement in 2Q-2007

(Dollars in Millions)

$75.2
$77.3
$75.4
$73.8
2006
2007
2008

$9.2
$10.5
$9.4
$8.1
2006
2007
2008

$30.1
$33
$31.1
$29.2
2006
2007
2008

$14.5
$21.5
$19.6
$18.1
2006
2007
2008

Telecom Sector
Revenue
EBITDA
Net Income
Operating
Cash Flow
Excludes the one-time $1.9 million
carrier settlement in 2Q-2007

Revenue
$58.1
$80.2
$80.5
2006
2007
2008

Net Income
$1.4
$4.1
$4.4
2006
2007
2008

EBITDA
$5.3
$10.7
$11.4
2006
2007
2008

Operating Cash Flow
$4.7
$5.0
2006
2007
2008

Enventis Sector
(Dollars in Millions)

Debt Level
(Dollars in Millions)
• Debt reduction
• Continued investment in business
 and repurchase of $2.4 M of
 Company stock
• Debt is less than 3.1 X EBITDA

$40.8
$6.9
$17.7
$1.5
$6.5
$8.2
EBITDA
Interest Expense
Capex
Cash Taxes
Dividend Payment
Excess Cash

Free Cash Flow: 2008 Illustration
(Dollars in Millions)
Free Cash Flow in 2008: $14.7 million
Dividend payout: 44% of Free Cash Flow
Free Cash
Flow Payout
Ratio 44%
$14.7

Revenue

$35.9
$33.5
1Q-08
1Q-09

Operating Income

$4.9
$4.6
1Q-08
1Q-09

$1.8
$1.6
1Q-08
1Q-09

$9.8
$9.8
1Q-08
1Q-09

First Quarter 2009 Results
EBITDA
(Dollars in Millions)
Net Income

Reconciliation of Operating Income to EBITDA

(Dollars In Millions)	For Year ended December 31			First Quarter ended	
	2006	2007	2008	2008	2009
Operating Income	$ 15.8	$ 23.2	$ 20.2	$ 4.9	$ 4.6
Add:					
Depreciation	17.0	17.8	19.5	4.6	5.0
Amortization of Intangibles	1.2	1.2	1.1	0.3	0.2
EBITDA	$ 34.0	$ 42.2	$ 40.8	$ 9.8	$ 9.8

HickoryTech

Reconciliation of Operating Income to
EBITDA
Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non
-GAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation.

Dividend
• 2008 Annual Dividend totaled 49 cents
 - increased quarterly dividend in 4Q to $0.13
• 2009 1Q and 2Q Dividend declared of $0.13
• Strong Dividend Yield
$0.51
$6.35*
=
8% Yield
*HTCO Stock Price 5/8/09 market close

10%
0%
-10%
-20%
-30%
-40%
-50%
2008
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2009
Feb
Mar
Apr

HickoryTech

Relative Stock Performance
Nasdaq --  S&P 500 -- HTCO --
Daily performance May 2008 to May 2009

CP Telecom Pending Acquisition
May 4, 2009: announced agreement to acquire CP
Telecom, a facilities-based telecommunications provider.
•$7 M acquisition price, funded with cash.
•Closing after regulatory approvals, expected in June/July.
•2008 unaudited revenue approximately $10 million
•Increased fiber capacity within Mpls / St. Paul
•Transaction will be accretive

HickoryTech Strengths
Stable Results, Strong Balance Sheet, Positioned for Growth
• Growth in Enventis services and Telecom broadband
• Investing in organic growth to support broadband
 and B2B focus
• CP Telecom acquisition will strengthen our SMB
 focus
• Diverse revenue streams, strong cash flow
• Strong position, financially stable, poised for growth

Ely
Virginia
Babbitt
Hibbing
Eveleth
Grand Rapids
Fargo
Duluth
Superior
Brainerd
Minneapolis / St. Paul
St. Cloud
Shakopee
Farmington
Faribault
Eau Claire
Red Wing
Owatonna
Mankato
Winona
La Crosse
Rochester
Sioux Falls
Rock Rapids
Hull
Austin
Albert Lea
Urbandale
Des Moines
Regional Fiber Network
Reflects owned and leased routes
Community Fiber Ring
Backbone POP
ILEC Service Areas
CLEC Service Areas
HickoryTech

Questions
Positioned for growth